Intangible Assets and Goodwill - Fair Value of Net Tangible And Intangible Assets Acquired (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Goodwill [Roll Forward]
Opening balance on January 1	$ 22,168	$ 21,832
Goodwill acquired	2,496	2,906
Exchange rate differences	1,660	(2,570)
Closing balance on December 31	$ 26,324	$ 22,168